UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2006

VOXPATH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-27019 (Commission File Number)	87-0369205 (I.R.S. Employer Identification Number)

337 N. Marwood Avenue, Fullerton CA 92832
(Address of principal executive offices) (zip code)

714-322-2263
(Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

378 North Main, #124, Laytom, UT 84041
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 30, 2006, Voxpath Holdings, Inc. (“Voxpath”), entered into and closed a share purchase agreement with The Retirement Solution, Inc., a Nevada corporation (“TRS” or the “Company”), and each of TRS’s shareholders (the “Purchase Agreement”). Pursuant to the Agreement, Voxpath acquired all of the issued and outstanding capital stock of TRS from the TRS shareholders in exchange for 99,999,992 shares of Voxpath common stock.

In connection with the acquisition of TRS on August 30, 2006, James Anderson resigned as an officer of Voxpath and the following executive officers of TRS were appointed as executive officers of Voxpath:

Name	Title

William Kosoff	Chief Executive Officer, Chief Financial Officer, and Chairman
Ron Firmin	Executive Vice President

Item 2.01 Completion of Acquisition or Disposition of Assets.

Description of TRS

TRS was incorporated in the state of Nevada on August 10, 2005 as a subsidiary of Newsgrade Corporation for the purpose of creating a direct marketing operation to sell and market the products and services of StockDiagnostics.com, Inc., which is also a subsidiary of Newsgrade Corporation.

Industry Overview

In recent years, many investors have taken greater personal control of their investment activities, bypassing traditional brokers to trade with online brokerage firms and performing their own financial and investment research, often using the Internet. The Internet provides retail investors with easy access to information that once was readily available only to investment professionals, such as timely market news, intraday and historical quotes, charts, company filings with the Securities and Exchange Commission, equity research and analysts’ earnings estimates. However, while vast quantities of investment information are now available, the insight and expertise to make sense of it remains elusive.

Significantly, according to a Securities and Exchange Commission Special Study: On-Line Brokerage: Keeping Apace of Cyberspace (http://www.sec.gov/news/studies/cyberspace.htm) “Recent advances in information technology - particularly the Internet - are revolutionizing commerce. The securities industry, most significantly on-line brokerage, is at the forefront of this revolution …. On-line brokerage has significantly changed the dynamics of the marketplace, causing one of the biggest shifts in individual investors' relationships with their brokers since the invention of the telephone. For the first time ever, investors can - from the comfort of their own homes - access a wealth of financial information on the same terms as market professionals, including breaking news developments and market data. In addition, on-line brokerage provides investors with tools to analyze this information, such as research reports, calculators, and portfolio analyzers. Finally, on-line brokerage enables investors to act quickly on this information.”

Business

TRS exclusively sells and markets proprietary information developed and compiled by StockDiagnostics.com. StockDiagnostics.com is a quantitative analysis or computer driven stock market independent research company that provides certain proprietary operational-cash flow per share (“OPS”) diagnostics charts and stock recommendations exclusively to TRS, and its subscribers. Through its website subscribers can use StockDiagnostics.com’s patent pending OPS Diagnostic Charts to diagnose and monitor the health of over 10,000 public companies by analyzing 1,801 data points. The cash flow based OPS Diagnostics provided by Stockdiagnostics.com is a Cash Flow Statement based financial analysis metric, which management believes is a better leading indicator than earnings per share, since earnings per share is more easily manipulated by public companies.

TRS subscribers can elect to use the turn-key or ready-made small, mid and large cap portfolios that have been provided by StockDiagnostics since April 2005. Subscribers can also use its proprietary OPS Diagnostics charts to choose the stocks to create their own custom portfolios. The ready-made portfolios are supported by back tested algorithms, which are used to make automated buy, sell and hold recommendations. StockDiagnostics offers three levels of subscriptions ranging from $60.00 per month to $300.00 per month. Subscriptions include regular email updates or alerts on changes (deletions and additions) of the companies in the portfolio.

In addition to the benefits of the data provided, TRS utilizes a person-to-person marketing or a multi-tiered distribution and compensation system. Through this arrangement, TRS subscribers are able to generate commissions and residual income from the sales of new TRS subscriptions and will receive up to 50% of sales from StockDiagnostics products and services, who also receive residuals on repeat sales or monthly subscriptions. These high commissions provide part time and full time income generating opportunities for individuals who need to supplement their income or retirement plans.

Competition

We face competition for subscribers from all forms of financial news and information sources, including print publications, television and radio analysis and other internet information services providers. There are a multitude of providers for online financial information, each using there own analysis mechanisms and research tools. Our chief competitors include Edgar Online, BankRate.com, TheStreet.com and Morningstar. Competition may result in price reductions, decreased gross margins and loss of market share.  Certain of our competitors have greater financial and other resources than we have.

Intellectual Property

Our success depends in part on our proprietary technology and know-how of Stockdiagnostics.com’s portfolio selection system. TRS has an exclusive agreement for the supply of this information from Stockdiagnostics.com. Accordingly, Stockdiagnostics.com has filed patent applications with the United States Patent and Trademark Office for several of its unique analysis processes.

Government Regulation

We do not provide securities brokerage or investment advisory services and do not require any representative distributing the services of StockDiagnostics.com to conduct itself as an investment advisor or broker. We in fact encourage all representatives and users of our information services to seek unrelated investment professionals for securities related activities. Because we have positioned the Company as a knowledge provider and educator augmenting a users informed decisions and not a conductor of investment decisions nor a representative of investment services our activities are not considered within the scope of the securities industry regulation.

We are subject to government regulation in connection with securities laws and regulations applicable to all publicly owned companies, as well as laws and regulations applicable to businesses generally. We are also increasingly subject to government regulation and legislation specifically targeting Internet companies, such as privacy regulations adopted at the local, state, national and international levels and taxes levied at the state level. Due to the increasing popularity and use of the Internet, enforcement of existing laws, such as consumer protection regulations, in connection with Web-based activities has become more aggressive, and it is expected that new laws and regulations will continue to be enacted at the local, state, national and international levels. Such new legislation, alone or combined with increasingly aggressive enforcement of existing laws, could inhibit the growth in use of the Internet and decrease the acceptance of the Internet as a communications and commercial medium, which could in turn decrease the demand for our services or otherwise have a material adverse effect on our future operating performance and business.

Employees

As of August 30, 2006 TRS had 2 employees. TRS has not experienced any work stoppages and TRS considers relations with its employees to be good.

Description of Property

The Company’s principal executive offices are located at 337 N. Marwood Ave., Fullerton, California, 92832. The Company believes that its properties are adequate for its current and immediately foreseeable operating needs. The Company does not have any policies regarding investments in real estate, securities or other forms of property.

Legal Proceedings

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company and TRS are currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

RISK FACTORS

TSR hase a history of losses and expects to incur loses for the foreseeable future. If TSR is unable to achieve profitability, its business will suffer.

TSR has never operated at a profit and anticipates incurring a loss in 2006, and may incur additional losses in 2007. At June 30, 2006, TSR had an accumulated deficit of $711,602. As a result, TSR will need to increase its revenues significantly to achieve and sustain profitability. If revenues grow more slowly than management anticipates, or if operating expenses exceed management’s expectations or cannot be adjusted accordingly, TSR may incur further losses in the future. TSR cannot assure that it will be able to achieve or sustain profitability.

TRS’s revenues have historical decreases. If TRS fails to increase revenues, it will not achieve or maintain profitability.

TRS’s revenues decreased from January through the present period due in part to business declines during the restructuring of its recruitment programs. To achieve profitability, TRS will need to continue to increase revenues substantially through implementation of its growth strategy and/or reduce expenses significantly. TRS cannot assure that its revenues will grow or that it will achieve or maintain profitability in the future.

If TRS cannot generate new users, it may not achieve profitability.

TRS is dependent on subscribers for revenue and referrals. To increase its revenues and achieve profitability, TRS must increase its user base significantly. TRS generates most of its leads for new users from its websites and through its content distribution relationships with its subscribers. These leads must be converted into subscriptions for one or more of Stockdiagnostics.com products and services at a rate higher than what TRS has been able to achieve so far. If TRS fails to do so, it may not achieve profitability.

The industry in which TRS operates is highly competitive and has low barriers to entry. Increased competition would make profitability even more difficult to achieve.

TRS competes with many providers of business and financial information including Bloomberg, S&P’s Capital IQ, Dun & Bradstreet, Reuters, Standard & Poor’s, Thomson Financial, 10-K Wizard, MSN and Yahoo! It’s industry is characterized by low barriers to entry, rapidly changing technology, evolving industry standards, frequent new product and service introductions and changing customer demands. Many of it’s existing competitors have longer operating histories, name recognition, larger customer bases and significantly greater financial, technical and marketing resources than TRS does. Current competitors or new market entrants could introduce products with features that may render TRS’s products and services obsolete or uncompetitive. To be competitive and to serve its customers effectively, TRS must respond on a timely and cost-efficient basis to changes in technology, industry standards and customer preferences. The cost to modify it’s products, services or infrastructure in order to adapt to these changes could be substantial and TRS cannot be sure that it will have the financial resources to fund these expenses. Increased competition could result in reduced operating margins, as well as a loss of market share and brand recognition. If these events occur, they could have a material adverse effect on TRS’s revenues.

TRS’s business could be adversely affected by any adverse economic developments in the financial services industry and/or the economy in general.

TRS depends on the continued demand for the distribution of business and financial information. Therefore, its business is susceptible to downturns in the financial services industry and the economy in general. For example, the decrease in the expenditures that corporations and individuals are willing to make to purchase the types of information TRS provides could result in a slower growth in the number of customers purchasing the information of Sotckdiagnostics.com information services. Any significant downturn in the market or in general economic conditions would likely hurt its business.

TRS may encounter risks relating to security or other system disruptions and failures that could reduce the attractiveness of its sites and that could harm its business.

Although TRS has implemented various security mechanisms, its business is vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, which could lead to interruptions, delays or loss of data. For instance, because a portion of its revenue is based on individuals using credit cards to purchase subscriptions over the Internet and a portion from advertisers who seek to encourage people to use the Internet to purchase goods or services, TRS’s business could be adversely affected by these break-ins or disruptions. Additionally, its operations depend on its ability to protect systems against damage from fire, earthquakes, power loss, telecommunications failure, and other events beyond TRS’s control. Moreover, TRS’s website may experience slower response times or other problems for a variety of reasons, including hardware and communication line capacity restraints, software failures or during significant increases in traffic when there have been important business or financial news stories and during the seasonal periods of peak SEC filing activity. These strains on its systems could cause customer dissatisfaction and could discourage visitors from becoming paying subscribers. TRS’s websites could experience disruptions or interruptions in service due to the failure or delay in the transmission or receipt of information from Stockdiagnostics.com. These types of occurrences could cause users to perceive its website and technology solutions as not functioning properly and cause them to use other methods or services of its competitors. Any disruption resulting from these actions may harm TRS’s business and may be very expensive to remedy, may not be fully covered by our insurance and could damage its reputation and discourage new and existing users from using its products and services. Any disruptions could increase costs and make profitability even more difficult to achieve.

TRS’s commercial success will depend on Stockdiagnostic.com’s ability to obtain and maintain Patent protection.

The success of TRS will depend in part on the ability of Stockdiagnostic to maintain and/or obtain and enforce patent protection for its technologies and to preserve its trade secrets, and to operate without infringing upon the proprietary rights of third parties. There can be no assurance that patents will issue from the patent applications filed or that the scope of any claims granted in any patent will provide proprietary protection or a competitive advantage to TRS.

TRS cannot be certain that the creators of its technology were the first inventors of inventions covered by its patent applications or that they were the first to file. Accordingly, there can be no assurance that patents will be valid or will afford TRS protection against competitors with similar technology. The failure to maintain and/or obtain patent protection on the technologies underlying Stockdiagnostic’s products may have a material adverse effect on TRS’s competitive position and business prospects.

It is also possible that Stockdiagnostic’s technologies may infringe on patents or other rights owned by others. Stockdiagnostic may have to alter its products or processes, pay licensing fees, defend an infringement action or challenge the validity of the patents in court, or cease activities altogether because of patent rights of third parties, thereby causing additional unexpected costs and delays to Stockdiagnostic. There can be no assurance that a license will be available to Stockdiagnostic, if at all, upon terms and conditions acceptable to Stockdiagnostic or that Stockdiagnostic will prevail in any patent litigation. Patent litigation is costly and time consuming, and there can be no assurance that Stockdiagnostic will have sufficient resources to pursue such litigation. If Stockdiagnostic does not obtain a license under such patents, is found liable for infringement or is not able to have such patents declared invalid, Stockdiagnostic may be liable for significant money damages and may encounter significant delays in bringing products and services to market. There can be no assurance that Stockdiagnostic has identified United States and foreign patents that pose a risk of infringement.

TRS is dependent on a third party for the supply of its products and any conflicts with this party may prevent it from commercializing its products.

TRS is dependent on Stockdiagnostic.com and does not control this third party, nor is it able to control the amount of time and effort they put forth on its behalf. It is possible that Stockdiagnostic.com may not perform as expected, and that they may breach or terminate their agreements with TRS. It is also possible that they may choose to provide services to a competitor. Any failure of Stockdiagnostic.com to provide TRS with the services for which it has contracted could prevent TRS from commercializing its products or delay market introduction.

Legal uncertainties and government regulation of the Internet could adversely affect TRS’s business.

Many legal questions relating to the Internet remain unclear and these areas of uncertainty may be resolved in ways that damage TRS’s business. It may take years to determine whether and how existing laws governing matters such as intellectual property, privacy, libel and taxation apply to the Internet. In addition, new laws and regulations that apply directly to Internet communications, commerce and advertising are becoming more prevalent. As the use of the Internet grows, there may be calls for further regulation, such as more stringent consumer protection laws.

These possibilities could affect TRS’s business adversely in a number of ways. New regulations could make the Internet less attractive to users, resulting in slower growth in its use and acceptance than is expected. TRS may be affected indirectly by legislation that fundamentally alters the practicality or cost-effectiveness of utilizing the Internet, including the cost of transmitting over various forms of network architecture, such as telephone networks or cable systems, or the imposition of various forms of taxation on Internet-related activities. Complying with new regulations could result in additional cost to TRS, which could reduce its profit margins or leave it at risk of potentially costly legal action.

Distributor actions could harm our business.

Distributor activities in its markets that violate applicable governmental laws or regulations could result in governmental actions against TRS in markets where we operate. TRS distributes its products through current subscribers who are not employees and act independently of TRS. TRS has implemented strict policies and procedures so that distributors will comply with applicable legal requirements. However TRS may experience problems with distributors from time to time. Improper distributor activity could be particularly harmful to TRS’s efforts to grow the business.

TRS could face liability and other costs relating to storage and use of personal information about its users.

Users provide TRS with personal information, including credit card information, which it does not share without the user’s consent. Despite this policy of obtaining consent, however, if third persons were able to penetrate TRS’s network security or otherwise misappropriate its users’ personal or credit card information, it could be subject to liability, including claims for unauthorized purchases with credit card information, impersonation or other similar fraud claims, and misuses of personal information, such as for unauthorized marketing purposes. New privacy legislation may further increase this type of liability. Furthermore, TRS could incur additional expenses if additional regulations regarding the use of personal information were introduced or if federal or state agencies were to investigate our privacy practices.

TRS may need to raise capital to fund its operations, and its failure to obtain funding when needed may force TRS to delay, reduce or eliminate its product development efforts.

If in the future, TRS is not capable of generating sufficient revenues from operations and its capital resources are insufficient to meet future requirements, TRS may have to raise funds to continue the development, commercialization, marketing and sale of its technologies.

TRS cannot be certain that funding will be available on acceptable terms, or at all. To the extent that TRS raises additional funds by issuing equity securities, its stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact TRS’s ability to conduct its business. If TRS is unable to raise additional capital if required or on acceptable terms, it may have to significantly delay, scale back or discontinue the development and/or commercialization of one or more of its product candidates, restrict its operations or obtain funds by entering into agreements on unattractive terms.

TRS is dependent upon key personnel.

TRS's success is heavily dependent on the continued active participation of its current executive officers, including William Kosoff. Loss of the services of Mr. Kosoff could have a material adverse effect upon TRS's business, financial condition or results of operations. Mr. Kosoff currently does not any plans to retire or leave TRS in the near future. TRS does not maintain any key life insurance policies for any of its executive officers or other personnel. The loss of any of TRS’s senior management could significantly impact TRS’s business until adequate replacements can be identified and put in place.

TRS may have difficulties managing growth which could lead to higher losses.

While TRS has not yet achieved any revenues through the sale or licensing of Stockgiagnostics.com’s products, should certain events occur, TRS might be in a position to rapidly commercialize Stockgiagnostics.com’s products. Rapid growth would strain TRS’s human and capital resources, potentially leading to higher operating losses. TRS’s ability to manage operations and control growth will be dependent upon its ability to raise and spend capital to improve its operational, financial and management controls, reporting systems and procedures, and to attract and retain adequate numbers of qualified employees. Should TRS be unable to successfully create improvements to its internal procedures and controls in an efficient and timely manner, then management may receive inadequate information necessary to manage TRS’s operations, possibly causing additional expenditures and inefficient use of existing human and capital resources.

MANAGEMENT’S DISCUSSION AND ANALYSIS

Forward Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

•	Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

•	Our ability to raise capital when needed and on acceptable terms and conditions;

•	The intensity of competition; and

•	General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Plan of Operation

TRS is a wholly owned subsidiary of Voxpath. The Company’s business plan calls for a campaign to enlist subscribers to the portfolio selection services of Stockdiagnostics.com through TRS. The Company’s primary objective is to reach cash flow positive operations within the next 12 months through primarily recurring monthly subscription revenues. The secondary objective is to create and promote marketing programs that will stimulate increasing growth on a month to month basis through its subscribers as well as entering into alliances with local and regional banks and registered investment advisors.

The Company plans to undertake a modest product development to create educational tools for its subscribers. A significant portion of the first years projected expenses have been budgeted for this development.

No major disposition or purchase of equipment is expected during the next twelve months except for some office furniture and rental of a modest office space.

The Company plans to add two to three new personnel during the first year in the area of Administration.

Liquidity and Capital Resources

The Company will need to raise additional capital through a private placement of its securities. It is planning to raise approximately $2,500,000 during the near future. This should allow ample cash resources in order to maintain operations the first year with a reserve, provided the Company can reach its objectives in subscription levels and resultant revenue. If the Company can achieve its revenue objective management believes the Company would be able to break even during the next 12 months.

MANAGEMENT

Executive Officers and Directors

Below are the names and certain information regarding the Company’s executive officers and directors following the acquisition of TRS.

Name	Age	Position
William Kosoff	64	Chief Executive Officer, Chief Financial Officer Director, and Chairman

Ron Firmin	59	Executive Vice President of Voxpath and President and CEO of TRS

Officers are elected annually by the Board of Directors (subject to the terms of any employment agreement), at its annual meeting, to hold such office until an officer’s successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board.

Background of Executive Officers and Directors

William Kosoff, - Chief Executive Officer, Chief Financial Officer and Director. During the past five years Mr. Kosoff served as Vice President of Worldwide Sales and a Director for a public company, Telenetics Corp. under the new Sarbanes-Oxley regime. Since December of 2005 Mr. Kosoff has become licensed and active in residential Real Estate with First Team Real Estate the largest independent real estate operation in California and the 11th largest in the US. In addition, Mr. Kosoff has served as a Director of TRS and Interim President and CEO of TRS while providing consulting services to the Company. Mr. Kosoff received his BA in Physics from California State University in 1978. He was in the high technology industry for 45 years serving in Engineering, Marketing, Sales, and Senior Management positions with Rockwell International from 1960 to 1984. In 1984 he co-founded Telenetics Corp as President and CEO. During his tenure with Telenetics he also served as CFO from 1988 to 1991.

Ron Firmin - Executive Vice President. Formerly Mr. Firmin has held the position of President of Sky Mortgage Group from 1999 to 2005, until it was acquired by BBT Bank in Nashville Tennessee. From April of 2005 until June of 2006, Mr. Firmin was a Vice President of BBT Bank. Mr. Firmin graduated from Bolton High School, Alexandria, La. in 1964 with continuing education from the American Management Association. His continuing education courses have included “National Accounts Managers” and other financial services or mortgage banking subjects. Mr. Firmin has designed and instructed classes in the fields of National Account Management and Mortgage Banking.  He has also produced an instructional package that included class materials, a 1-hour video and presentations for a nationwide launch in the mortgage banking industry. Mr. Firmin wrote and co-produced “The Consumer’s Edge” a series of 30-minute TV programs dealing with credit, money management and cutting edge strategies while working closely with the Greater Nashville Better Business Bureau. “The Consumer’s Edge” was the top rated locally produced TV program in the Nashville area for 2 years. Mr. Firmin has had ongoing advisory relationships with the Asheville, NC Chamber of Commerce; the Williamson County, TN Chamber of Commerce; and the Greater Nashville Chamber of Commerce.

Executive Compensation

The following table sets forth all compensation paid in respect of the Company’s Chief Executive Officer and those individuals who received compensation in excess of $100,000 per year (collectively, the "Named Executive Officers") for our last three completed fiscal years.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
	Annual Compensation				Awards		Payouts
Name And Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Compensation ($)	Securities Under- Lying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
William Kosoff, Chief Executive Officer, Chief Financial Officer and Director	2005	-0-	-0-	-0-	N/A	N/A	N/A	N/A
Ron Firmin, Executive Vice President	2005	-0-	-0-	-0-	N/A	N/A	N/A	N/A

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company advanced Stockdiagnostics.com $76,390 (of which $69,910 has been repaid). The advance is non-interest bearing and has no repayment terms. Stockdiagnostics.com is owned by Newsgrade Corporation, a significant shareholder of the Company. At March 31, 2006, the balance due from Stockdiagnostics.com was $6,480. During period August 10, 2005 (date of inception) through March 31, 2006, the Company charged to operations, commission expenses of $17,824.

The Company received advances totaling $100,917 from Newsgrade Corporation, a significant shareholder of the Company, and from Success Center International, Inc., a company that is majority owned by Shawn Wheeland the former president and CEO of the Company. The advances are non-interest bearing and have no repayment terms. At March 31, 2006, the balance due was $100,917.

Success Center International, Inc., a corporation that is majority owned by Shawn Wheeland the former president and CEO of the Company, provides ongoing services for management, graphic design, customer service, software programming and other consulting services as follows: A monthly base fee of $27,003 (beginning March 1, 2006) is charged plus a management fee equal to 12 ½% of the salaries paid by the related party to its employees. Success Center International, Inc. may adjust its fees from time to time, but not more frequently than quarterly, and shall not be increased by more than 25%. The Company charged $27,003 to expenses for the period ended March 31, 2006.

The Company leases office space from Success Center International, Inc. under an operating lease agreement. Under the agreement, minimum monthly lease payments of $5,300 are required, continuing on a month-to-month basis until the Company or the lessor terminates the tenancy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 15, 2006 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
William Kosoff (3)	2,962,962	2.19%
Ron Firmin (4)	1,626,523	1.20%
Newsgrade Corporation	63,573,207	46.91%
All officers and directors as a group (2 persons)	4,589,485	3.39%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Voxpath Holdings, Inc. 337 Marwood Avenue, Fullerton California, 92832.
(2)
Applicable percentage ownership is based on 135,520,432 shares of common stock outstanding as of August 31, 2006, together with securities exercisable or convertible into shares of common stock within 60 days of August 31, 2006 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of August 31, 2006 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 987,655 shares owned by Blue Line Communications, an entity controlled by Mr. Kosoff.
(4)	Includes options to purchase 1,215,000 shares of common stock which are currently vested, but does not includes options to purchase an aggregate of 1,215,000 shares of common stock.

•
No Director, executive officer, affiliate or any owner of record or beneficial owner of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

DESCRIPTION OF SECURITIES

The Company’s authorized capital stock consists of 700,000,000 shares of common stock at a par value of $0.001 per share. As of August 31, 2006, there were 135,520,432 shares of the Company’s common stock issued and outstanding that are held by approximately 304 stockholders of record.

Holders of the Company’s common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the Company’s common stock representing a majority of the voting power of the Company’s capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company’s outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company’s articles of incorporation.

Holders of the Company’s common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. The Company’s common stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company’s common stock.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s common stock is traded on the OTC Bulletin Board, referred to herein as the OTCBB, under the symbol “VPHH.ob.” The following table sets forth the high and low bid prices of its Common Stock, as reported by the OTCBB for the last two fiscal years and subsequent quarterly periods. The quotations set forth below reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

	2006
	High*	Low*
1st Quarter	$0.536	$0.500
2nd Quarter	$0.536	$0.371

	2005
	High*	Low*
1st Quarter	$5.143	$1.214
2nd Quarter	$1.571	$0.357
3rd Quarter	$1.000	$0.357
4th Quarter	$1.286	$0.500

	2004
	High	Low
1st Quarter	$14.571	$2.000
2nd Quarter	$6.000	$2.857
3rd Quarter	$5.714	$2.857
4th Quarter	$3.429	$2.857

As of August 31, 2006, there were approximately 304 holders of record of the Company’s common stock.

Dividends

The Company has never declared or paid any cash dividends on its common stock. The Company currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, the Company does not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table shows information with respect to each equity compensation plan under which the Company’s common stock is authorized for issuance as of the fiscal year ended December 31, 2005.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	-0-	-0-	-0-

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	-0-	-0-	-0-

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s directors and executive officers are indemnified as provided by the Nevada Revised Statutes and the Company’s Bylaws. These provisions state that the Company’s directors may cause the Company to indemnify a director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him as a result of him acting as a director. The indemnification of costs can include an amount paid to settle an action or satisfy a judgment. Such indemnification is at the discretion of the Company’s board of directors and is subject to the Securities and Exchange Commission’s policy regarding indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to a Share Purchase Agreement dated August 30, 2006, the Company issued 99,999,992 shares of common stock to the TRS shareholders. This issuance of common stock is exempt from the registration requirements under Rule 4(2) of the Securities Act of 1933, as amended.

Item 4.01 Changes in Registrant's Certifying Accountant.

On August 30, 2006, in connection with the acquisition of TRS, Voxpath terminated the services of Chisholm, Bierwolf & Nilson, LLC, as the Company’s independent auditor. Chisholm, Bierwolf & Nilson, LLC performed the audits for the two year period ended December 31, 2005 and 2004, which reports for the two years ended December 31, 2005 and 2004, did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified as to audit scope or accounting principles but did carry a modification as to going concern. During Voxpath’s two most recent fiscal years and during any subsequent interim period prior to the August 30, 2006 termination as Voxpath’s independent auditors, there were no disagreements with Chisholm, Bierwolf & Nilson, LLC, with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.

On September 5, 2006, Voxpath provided Chisholm, Bierwolf & Nilson, LLC with a copy of this disclosure and requested that it furnish a letter to Voxpath, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

On August 30, 2006, Voxpath’s board of directors approved the engagement of the firm of Russell Bedford Stefanou Mirchandani, LLP as Voxpath’s independent auditors. During Voxpath’s two most recent fiscal years or any subsequent interim period prior to engaging Russell Bedford Stefanou Mirchandani, LLP, Voxpath had not consulted Russell Bedford Stefanou Mirchandani, LLP regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

Item 5.01 Changes in Control of Registrant.

See Item 2.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.01.

Item 5.06 Change in Shell Company Status.

See Item 2.01

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

1. Audited Financial Statements of The Retirement Solution, Inc. as of March 31, 2006 and for the period from August 10, 2005 (date of inception) through March 31, 2006

2. Unaudited financial statements for the three month period ended June 30, 2006 (to be filed by amendment).

(b) Pro forma financial information.

Not applicable.

(c) Shell Company Transactions

Consolidated unaudited pro forma financial statements December 31, 2005 and March 31, 2006 (to be filed by amendment).

(d) Exhibits

Exhibit Number	Description
10.1	Share Purchase Agreement by and among Voxpath Holdings, Inc., The Retirement Solution, Inc. and the shareholders of The Retirement Solution, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOXPATH HOLDINGS, INC.

Dated: September 6, 2006	By:	/s/ William Kosoff
Name: William Kosoff
Title: Chairman, Chief Executive Officer and Chief Financial Officer

THE RETIREMENT SOLUTION, INC.

Index to Financial Statements

Page

Report of Independent Registered Certified Public Accounting Firm	F-2
Balance Sheet as of March 31, 2006	F-3
Statement of Loss for the period August 10, 2005 (date of inception) through March 31, 2006	F-4
Statement of Deficiency in Stockholders’ Equity for the period
August 10, 2005 (date of inception) through March 31, 2006	F-5
Statement of Cash Flows for the period August 10, 2005 (date of inception) through March 31, 2006	F-6
Notes to Financial Statements	F-7 ~ F-17

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The Board of Directors
The Retirement Solution, Inc.
Aiken, South Carolina

We have audited the accompanying balance sheet of THE RETIRMENT SOLUTION, INC. (the “Company”) as of March 31, 2006 and the related statement of loss, deficiency in stockholders’ equity, and cash flows for the period August 10, 2005 (date of inception) through March 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2006, and the results of its operations and its cash flows for the period August 10, 2005 (date of inception) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the Note 8 to the accompanying financial statements, the Company has suffered loss, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to this matter are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

/s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
Russell Bedford Stefanou Mirchandani LLP
Certified Public Accountants

New York, New York
August 11, 2006

The Retirement Solution, Inc.
Balance Sheet
March 31, 2006

Assets

Current Assets:
Cash and cash equivalents	$14,136
Due from related party (Note 3)	6,480
Total Current Assets	20,616
Property and Equipment, net of accumulated depreciation of $209 (Note 2)	2,464
Total Assets	$23,080

Liabilities and Deficiency in Stockholders' Equity

Current Liabilities:
Due to related parties (Note 3)	$100,917
Other current liabilities (Note 9)	97,358
Current portion of long-term debt (Note 4)	150,000
Total Current Liabilities	348,275
Other Liabilities
Long-term debt (Note 4)	100,000
Total Other Liabilities	100,000

Commitments and Contingencies (Note 7)	—

Deficiency in Stockholders' Equity (Note 6):
Common stock, par value $.001; 300,000,000 shares authorized; 120,000,000 shares issued and outstanding	120,000
Accumulated deficit	(545,195)
Total Deficiency in Stockholders' Equity	(425,195)
Total Liabilities and Deficiency in Stockholders' Equity	$23,080

The accompanying notes are an integral part of these financial statements.

The Retirement Solution, Inc.
Statement of Loss
For the Period August 10, 2005 (Date of Inception) through March 31, 2006

Revenues	$117,909
Operating Expenses:
Payroll and wage expenses	110,402
Depreciation	209
Commissions	46,501
Outside services	245,325
Other operating expenses	243,820
Total Operating Expenses	646,257
Loss from operations	(528,348)
Other Expenses:
Interest expense	16,847
Total Other Expenses	16,847
Loss before income taxes	(545,195)
Income Taxes	—
Net Loss	$(545,195)
Loss Per Share (Basic and Assuming Dilution) (Note 10)	$—
Weighted Average Shares Outstanding	120,000,000

The accompanying notes are an integral part of these financial statements.

The Retirement Solution, Inc.
Statement of Deficiency in Stockholders’ Equity
For the Period August 10, 2005 (Date of Inception) through March 31, 2006

	Common Stock		Accumulated	Total (Deficiency in)Stockholders'
	Shares	Amount	Deficit	Equity
Balance at August 10, 2005 (Date of inception)	—	$—	$—	$—
Common stock issued (after adjusting for forward split of 12,000 to 1)	120,000,000	120,000	—	120,000
Net loss	—	—	(545,195)	(545,195)
Balance at March 31, 2006	120,000,000	$120,000	$(545,195)	$(425,195)

The accompanying notes are an integral part of these financial statements.

The Retirement Solution, Inc.
Statement of Cash Flows
For the Period August 10, 2005 (Date of Inception) through March 31, 2006

Cash Flows From Operating Activities
Net loss	$(545,195)
Adjustments to reconcile increase (decrease) in net assets to net cash used in operating activities:
Depreciation and amortization	209
Issuance of common stock for services	120,000
Changes in assets and liabilities:
Payments for advances to related party	(76,390)
Proceeds from due from related party	69,910
Other liabilities	97,358
Net Cash Used in Operating Activities	(334,108)

Cash From Investing Activities
Payments for purchase of property and equipment	(2,673)
Net Cash Used in Investing Activities	(2,673)

Cash From Financing Activities
Proceeds from note payable	250,000
Proceeds from due to related parties	100,917
Net Cash Provided by Financing Activities	350,917

Net Change in Cash and Cash Equivalents	14,136

Cash and Cash Equivalents
August 10, 2005 (Date of Inception)	—
March 31, 2006	$14,136

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for:
Interest	$16,847
Income taxes	$—

Non-Cash Investing and Financing Activities
Common stock issued for services	$120,000

The accompanying notes are an integral part of these financial statements.

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

1. Summary of Significant Accounting Policies

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows:

A. Basis of Preparation

The Retirement Solution, Inc. (the “Company”), is incorporated under the laws of the State of Nevada on August 10, 2005. The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis.

B. Nature of Operations

The Company is a direct sales/multi-level marketing company that provides financial and educational information to its subscribers.

C. Cash and Cash Equivalents

For purposes of the statement of cash flows, cash includes demand deposits, saving accounts and money market accounts. The Company considers all highly liquid debt instruments with maturities of three months or less when purchased to be cash equivalents.

D. Measurement Uncertainty

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and may have impact on future periods.

E. Property and Equipment

Leasehold improvements and furniture, fixtures, and equipment are carried at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed on the double-declining balance method over the estimated useful lives of the equipment for financial reporting purposes.

F. Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under this method, deferred tax assets or liabilities are determined based on the differences between the financial and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to apply when differences are expected to be settled or realized. An allowance against deferred tax assets is recorded when it is more likely than not that such tax benefits will not be realized.

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

1. Summary of Significant Accounting Policies (continued)

G. Fair Value

The carrying amounts reflected in the balance sheet for cash, cash equivalents approximate the respective fair values due to the short maturities of those instruments.

H. Long Lived Impaired Assets

In the event that facts and circumstances indicate that the Company's long-lived assets may be impaired, an evaluation of recoverability would be performed. Such an evaluation entails comparing the estimated future undiscounted cash flows associated with the asset to the asset's carrying amount to determine if a write down to market value or discounted cash flow value is required. The Company considers that no circumstances exist that would require such an evaluation.

I. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

J. Revenue Recognition

For revenue from product sales and services, the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition ("SAB104"), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required. SAB 104 incorporates Emerging Issues Task Force 00-21 ("EITF 00-21"), Multiple-Deliverable Revenue Arrangements. EITF 00-21 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing EITF 00-21 on the Company's financial position and results of operations was not significant.

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

1. Summary of Significant Accounting Policies (continued)

K. Advertising Costs

The Company expenses advertising costs as incurred. Advertising expense was $110 for the period ended March 31, 2006.

L. Loss Per Share

The company computes earnings per share under Financial Accounting Standard No. 128, "Earnings Per Share" (SFAS 128). Net loss per common share is computed by dividing net loss by the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the year. Dilutive common stock equivalents consist of shares issuable upon conversion of convertible notes. During the period ended March 31, 2006, common stock equivalents were not considered in the calculation of the weighted average number of common shares outstanding because they would be anti-dilutive, thereby decreasing the net loss per common share.

M. Stock-Based Compensation

On January 1, 2006 the company adopted Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123 (R) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options and employee stock purchases related to a Employee Stock Purchase Plan based on the estimated fair values. SFAS 123 (R) supersedes the company's previous accounting under Accounting Principles Board Opinion No.25, "Accounting for Stock Issued to Employees" ("APB 25") for the periods beginning fiscal 2006.

The company adopted SFAS 123 (R) using the modified prospective transition method, which required the application of the accounting standard as of January 1, 2006. The company's Financial Statements as of and for period Ended March 31, 2006 reflect the impact of SFAS 123(R). In accordance with the modified prospective transition method, the company's Financial Statements for the prior periods have not been restated to reflect, and do not include the impact of SFAS 123 (R). Stock based compensation expense recognized under SFAS 123 (R) for the period ended March 31, 2006 was $0. Pro forma stock based compensation was $0 for the period ended March 31, 2006.

N. Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The company does not have any items of comprehensive income in any of the periods presented.

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

1. Summary of Significant Accounting Policies (continued)

O. Segment Information

Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information” (“SFAS 131”) establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company’s principal operating segment.

P. Concentrations of Credit Risk

Financial instruments and related items, which potentially subject the company to concentrations of credit risk, consist primarily of cash and cash equivalents. The company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Q. Recent Accounting Pronouncements

In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No. 140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In February 2006 the FASB issued SFAS 155, "Accounting for Certain Hybrid Instruments," which amends SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," and SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS 155 allows financial allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

1. Summary of Significant Accounting Policies (continued)

Q. Recent Accounting Pronouncements (continued)

In May 2005, the FASB issued FASB Statement No. 154, ("FAS 154"), "Accounting Changes and Error Corrections." FAS 154 establishes retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to the newly adopted accounting principle. FAS 154 also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and for reporting a change when retrospective application is impracticable. FAS 154 becomes effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. We do not expect the adoption of FAS 154 to have a material impact on our financial position, cash flows or results of operations.

In November 2005, the FASB issued FASB Staff Position No. FAS 123(R)-3, "Transition Election Related to Accounting for Tax Effects of Share-Based Payment Awards." The alternative transition method includes simplified methods to establish the beginning balance of the additional paid-in capital pool ("APIC pool") related to the tax effects of employee share-based compensation, and to determine the subsequent impact on the APIC pool and consolidated statements of cash flows of the tax effects of employee share-based compensation awards that are outstanding upon adoption of SFAS 123(R). An entity may make a one-time election to adopt the transition method described in this guidance and may take up to one year from the later of its initial adoption of SFAS 123(R) or the effective date of this guidance, which was November 11, 2005. The company has elected not to adopt the alternative transition method provided in FAS 123(R)-3 for calculating the tax effects of share-based compensation pursuant to SFAS 123(R).

In December 2004, the FASB issued FASB Statement No. 123(R), ("FAS 123(R)"), "Share-Based Payment," which is a revision of FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-Based Compensation." FAS 123(R) supersedes APB Opinion No. 25, (APB 25), "Accounting for Stock Issued to Employees," and amends FASB Statement No. 95, "Statement of Cash Flows." FAS 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values at the date of grant and to record that cost as compensation expense over the period during which the employee is required to perform service in exchange for the award (generally over the vesting period of the award). Excess tax benefits, as defined by FAS 123(R), will be recognized as an addition to common stock. In April 2005, the SEC adopted a new rule that amends the compliance dates for FAS 123(R). The Commission's new rule does not change the accounting required by FAS 123(R); it changes only the dates of compliance.

Effective January 1, 2006, the company adopted FAS 123(R) using the modified prospective transition method, which provides for certain changes to the method for valuing share-based compensation. The valuation provisions of FAS 123(R) apply to new awards and to awards that are outstanding at the effective date and subsequently modified or cancelled. Estimated compensation expense for awards outstanding at January 1, 2006 will be recognized over the remaining service period using the compensation cost calculated for pro forma disclosure purposes under FAS 123. In accordance with the modified prospective transition method, our statements of operations for periods prior to January 1, 2006 will not be restated to reflect the impact of FAS 123(R).

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

1. Summary of Significant Accounting Policies (continued)

Q. Recent Accounting Pronouncements (continued)

Our calculation of share-based compensation expense in future periods will be calculated using the Black-Scholes option valuation model and will include the portion of share-based payment awards that is ultimately expected to vest during the period and therefore will be adjusted to reflect estimated forfeitures. SFAS 123(R) requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. In our pro forma information required under SFAS 123 for the periods prior to 2006, we accounted for forfeitures as they occurred. For share awards granted after January 1, 2006, expenses will be amortized under the straight-line attribution method. For share awards granted prior to 2006, expenses are amortized under the straight-line single option method prescribed by SFAS 123. We expect that our adoption of FAS 123(R) in 2006 will not have a material impact on our results of operations and net loss per share.

2. Property and Equipment

The Company’s property and equipment at March 31, 2006 consists of the following:

Office equipment	$2,673
2,673
Less accumulated depreciation	(209)
$2,464

Depreciation expense charged to operations amounted to $209 for the period August 10, 2005 (date of inception) through March 31, 2006.

3. Related Party Transactions

The Company advanced a related party $76,390 (of which $69,910 has been repaid). The advance is non-interest bearing and has no repayment terms. The Company is related to the corporation through common ownership. At March 31, 2006, due from related party balance was $6,480. During period August 10, 2005 (date of inception) through March 31, 2006, the Company charged to operations, commission expenses of $17,824.

The Company received advances totaling $100,917 from two related parties. The advances are non-interest bearing and have no repayment terms. The related parties consist of a corporation related to the Company through common ownership and another corporation that is majority owned by the former president and CEO of the Company. At March 31, 2006, due to related parties balance was $100,917.

A corporation that is majority owned by the former president and CEO of the Company provides ongoing services for management, graphic design, customer service, software programming and other consulting services as follows: A monthly base fee of $27,003 (beginning March 1, 2006) is charged plus a management fee equal to 12 ½% of the salaries paid by the related party to its employees. The related party may adjust its fees from time to time, but not more frequently than quarterly, and shall not be increased by more than 25%. The Company charged $27,003 to expenses for the period ended March 31, 2006.

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

3. Related Party Transactions (continued)

The Company leases office space from the related party under an operating lease agreement (Agreement). Under the Agreement, minimum monthly lease payments of $5,300 are required, continuing on a month-to-month basis until the Company or the lessor terminates the tenancy. (Note 6)

4. Note Payable

A summary of notes payable at March 31, 2006 is as follows:

In August 2005, the Company entered into an agreement to borrow $250,000 in exchange for a Convertible Promissory Note (Convertible Note). The Convertible Note included interest at 10% compounded semiannually, due and payable in five equal installments of $50,000 through December 2005. At Noteholder’s option, the Convertible Note could be convertible into 250,000 shares stock of the majority shareholder of the Company (Parent) at the equivalent conversion price of $1.00 per share. In addition to the Convertible Note, the Noteholder was to be issued warrants to purchase 250,000 shares of the Parent’s common stock at an exercise price of $1.25 per share. Under the terms of the Convertible Note, if the existing president should resign or be dismissed, the monies loan to the Company, including all accrued interest, would immediately be due and payable. The president resigned on February 19, 2006, thus accelerating the payment of the loan, plus accrued interest. At March 31, 2006, the Company was in violation of note covenants.

On April 24, 2006, the Company entered into an agreement with the Noteholder regarding his forbearance of collecting the debt owed to him due to the resignation of its former President. The Company will pay from the proceeds of a Private Placement, 10% of the first $500,000 of funds raised and 20% of the next $500,000 raised, for a total of $150,000. The remaining balance will be due on September 30, 2007, including interest at 10% compounding semi-annually. If the Private Placement raises less than $1,000,000 by October 2006, the Company will pay 10% of all additional capital raised by the Company. If no Private Placement Offering is circulated, the balance will be due immediately. Additionally, as consideration for his forbearance, the Company granted the Noteholder 500,000 shares of the Company’s common stock which was issued to him on April 24, 2006.

March 31,
2006
Balance	$250,000
Less: current portion	(150,000)
Total -notes payable-long-term	$100,000

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

4. Note Payable (continued)

Aggregate maturities of long-term debt as of March 31, 2006 are as follows:

Year Ending March 31,
2007	$150,000
2008	100,000
$250,000

5. Income Taxes

For the period August 10, 2005 (date of inception) through March 31, 2006, income tax expense consists of the following:

Current	$—
Deferred	—
$—

The total provision differs from the amount that would be obtained by applying the federal statutory rate of 34% to income before income taxes, as follows:

Expected tax provision	$187,000
Effect of:
State income taxes, net of federal benefit	—
Increase in valuation allowance	(187,000)
Graduated rates	—
$—

At March 31, 2006, the Company has net operating loss carryforwards totaling approximately $550,000 that may be offset against future taxable income through 2021. No tax benefit has been reported in the financial statements, however, because the Company believes that there is at least a 50% chance that the carryforward will expire unused. Accordingly, the $187,000 tax benefit of the loss carryforward has been offset by a valuation allowance of the same amount. As time passes, management will be able to better assess the amount of tax benefit it will realize from using the carryforward. The expected tax benefit of $187,000 that would result from applying federal statutory tax rates to the pretax loss of $550,000 differs from amounts reported in the financial statements because of the increase in the valuation allowance.

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

6. Common Stock

The Company is authorized to issue 300,000,000 shares of common stock with par value $.001 per share.

The Company had 120,000,000 shares of common stock issued and outstanding at March 31, 2006.

On December 15, 2005, the Company increased its authorized shares of common stock from 75,000 shares to 300,000,000 shares and declared a forward split of 12,000 shares to 1 share. Accordingly, all historical shares, weighted average share and per share amounts have been restated to reflect the forward stock split.

In August 2005, the Company issued 120,000,000 shares to the founders in exchange for services relating to formation of the Company. The Company charged $120,000 to expenses in relation to the issuance. The Company valued the shares issued for consulting services at the rate which represents the fair value of the services received which did not differ materially from the value of the stock issued.

7. Commitments and Contingencies

Leases

The Company leases office space from the related party under an operating lease agreement (Agreement). Under the Agreement, minimum monthly lease payments of $5,300 are required, continuing on a month-to-month basis until the Company or the lessor terminates the tenancy. The rent expense for the operating lease for the year ended March 31, 2006, was $42,400. On April 1, 2006, the Company entered into a new lease agreement requiring monthly lease payments of $2,400 with all other terms identical to the original lease.

Employment and Consulting Agreements

The Company has consulting agreements with outside contractors to provide certain marketing and financial advisory services. The Agreements are generally for a term of 12 months from inception and renewable automatically from year to year unless either the Company or Consultant terminates such engagement by written notice.

Litigation

The Company may be subject to legal proceedings and claims which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity. The Company had no pending legal proceedings or claims as of March 31, 2006.

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

8. Going Concern

The Company’s financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred significant losses which have resulted in an accumulated deficit of $545,195 at March 31, 2006 which raises substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

Continuation as a going concern is dependent upon obtaining additional capital and upon the Company’s attaining profitable operations. The Company will require a substantial amount of additional funds to complete the development of its products, to build a sales and marketing organization, and to fund additional losses which the Company expects to incur over the next few years. The management of the Company intends to seek additional funding through a Private Placement Offering which will be utilized to fund product development and continue operations. The Company recognizes that, if it is unable to raise additional capital, it may find it necessary to substantially reduce or cease operations.

9. Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities consisted of the following at March 31, 2006:

Accrued consulting payable	$40,000
Accrued interest payable	16,847
Accrued legal fees payable	21,773
Accrued payroll taxes	17,745
Accrued salaries and wages	769
Subscription royalties payable	224
$97,358

The Retirement Solution, Inc.
Notes to the Financial Statements
March 31, 2006

10. Loss Per Common Share

The following table presents the computation of basic and diluted loss per share for the period ended March 31, 2006:

Net loss available for common shareholders	$(545,195)
Loss per share (basic and assuming dilution)	$—

Weighted average common shares outstanding
Basic	120,000,000
Fully diluted	120,000,000

Fully-diluted weighted-average common shares outstanding are not utilized in the calculation of loss per common share as the effect would be anti-dilutive, decreasing the reported loss per common share.

11. Subsequent Events

Advances

Subsequent to March 31, 2006, the Company received advances totaling $87,012 from a related party. The advances are non-interest bearing and have no repayment terms. The related party is a corporation related to the Company through common ownership.

Convertible Debentures

In June 2006, the Company received $50,000 in exchange for a Convertible Debenture (Debenture) that will mature on September 15, 2006. The Debenture bears interest at a rate of 10% and will be convertible into 200,000 shares of the Company’s common stock, at a conversion rate of $.25 per share. Interest will also be converted into common stock at a conversion rate of $.25 per share.

Subsequent Stock Issuances

On April 24, 2006, the Company entered into an agreement which revised the terms of a note payable, the terms of which are discussed in Note 4 to the financial statements.

Subsequent to March 31, 2006, the Company issued 1,500,000 shares of common stock for the following purposes:

500,000 shares were issued to Noteholder (see Note 4) for forbearance of collecting the debt owed by the Company.

500,000 shares were issued to a consultant in exchange for consulting services.

500,000 shares were issued to the Company’s new President and CEO as part of his employment agreement.